                                                                    EXHIBIT 10.1
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                         WORLDWIDE FLIGHT SERVICES, INC.
                                       AND
                               WFS HOLDINGS, INC.
                                   AS ISSUERS


                        WORLDWIDE FLIGHT FINANCE COMPANY
                  WORLDWIDE FLIGHT SECURITY SERVICE CORPORATION
          MIAMI INTERNATIONAL AIRPORT CARGO FACILITIES & SERVICES, INC.

                              AS INITIAL GUARANTORS

                                  $130,000,000

                           130,000 UNITS CONSISTING OF
           12 1/4% SERIES A SENIOR NOTES DUE 2007 OF WORLDWIDE FLIGHT
            SERVICES, INC. AND WARRANTS TO PURCHASE 74,750 SHARES OF
                       COMMON STOCK OF WFS HOLDINGS, INC.

                               PURCHASE AGREEMENT

                                 AUGUST 5, 1999



                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                       AND

                              CHASE SECURITIES INC.
                              AS INITIAL PURCHASERS




===============================================================================


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                                  $130,000,000
                           130,000 Units Consisting of
                     12 1/4% Series A Senior Notes due 2007
                       of Worldwide Flight Services, Inc.
                                       and
               Warrants to purchase 74,750 shares of Common Stock
                              of WFS Holdings, Inc.

                               PURCHASE AGREEMENT

                                                                  August 5, 1999

Donaldson, Lufkin & Jenrette
         Securities Corporation
Chase Securities Inc.
c/o Donaldson, Lufkin & Jenrette
         Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

                  Worldwide Flight Services, Inc., a Delaware corporation (the "COMPANY"), and WFS Holdings, Inc., a Delaware corporation ("HOLDINGS" and, together with the Company, the "ISSUERS"), propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Chase Securities Inc. ("CHASE"; DLJ and Chase are each individually referred to herein as an "INITIAL PURCHASER" and, collectively, as the "INITIAL PURCHASERS") 130,000 units (the "UNITS"), each consisting of $1,000 in aggregate principal amount of the 12 1/4% Series A Senior Notes due 2007 of the Company (the "SERIES A NOTES"), together with the Subsidiary Guarantees described below, and one warrant (the "WARRANTS") to purchase 0.575 of a share of common stock (the "COMMON STOCK") of Holdings, subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and The Bank of New York, as trustee (the "TRUSTEE"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." The Notes will be initially guaranteed (the "SUBSIDIARY GUARANTEES") by each of the domestic subsidiaries of the Company listed on Part I of Schedule A attached hereto (each, a "GUARANTOR" and, collectively, the "GUARANTORS"). The Warrants will be issued pursuant to a warrant agreement (the "WARRANT AGREEMENT"), to be dated as of the Closing Date, between Holdings and The Bank of New York, as warrant agent (the "WARRANT AGENT"), which shall reflect the terms of the Warrants set forth in the Offering Memorandum (as defined below) and shall otherwise be in form customary for transactions of this type and shall otherwise be reasonably acceptable in form and substance to the Initial Purchasers and their counsel and the Issuers and their counsel. Shares of voting common stock of Holdings issuable upon exercise of the Warrants are collectively referred to herein as the "WARRANT SHARES". The Units, the Notes, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES."

                  The Units are being issued and sold in connection with a series of transactions, including (i) the acquisition by MAS Worldwide Holding Corporation ("MAS HOLDING"), a direct wholly owned subsidiary of the Company, of all of the outstanding capital stock of Miami Aircraft Support, Inc., a Delaware corporation ("MAS"), pursuant to a stock purchase agreement by and among MAS Holding, Anthony Romeo and Charles Micale (Mr. Romeo and Mr. Micale are each individually referred to herein as a "SELLER" and, collectively, as the "SELLERS"), dated as of May 28, 1999 (the "STOCK PURCHASE AGREEMENT" and, together with all other documents related thereto, the "ACQUISITION DOCUMENTS"),
(ii) the entering into of a credit agreement by the Company with The Chase Manhattan Bank, Chase Securities Inc. and DLJ Capital Funding, Inc. (the "CREDIT AGREEMENT" and, together with all other documents related thereto, the "CREDIT DOCUMENTS"); and (iii) the repayment by the Company of certain existing indebtedness as specified in the Offering Memorandum with a portion of the net proceeds from the sale of the Units to the Initial Purchasers (all documentation related to the release, discharge or termination, as the case may be, of the existing indebtedness shall be referred to herein as the "REPAYMENT DOCUMENTS").

                  This Agreement, the Indenture, the Securities, the Warrant Agreement, the Common Stock Registration Rights Agreement (as defined below), the Registration Rights Agreement (as defined below), the Acquisition Documents, the Credit Documents and the Repayment Documents are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

                  1. Offering Memorandum. The Units will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated July 23, 1999 relating to the Series A Notes (the "PRELIMINARY OFFERING MEMORANDUM"), and the Issuers and the Guarantors have prepared a final offering memorandum, dated August 5, 1999 relating to the Units (the "OFFERING MEMORANDUM").

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:


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

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
                  (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."


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

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Warrant Agreement, the Warrants (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS WARRANT (OR ITS PREDECESSOR) AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS WARRANT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT OR THE WARRANT SHARES EXCEPT (A) TO HOLDINGS OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS WARRANT OR THE WARRANT SHARES (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO HOLDINGS THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO HOLDINGS) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND


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

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT OR THE WARRANT SHARES OR AN INTEREST HEREIN OR THEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

                  2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, all of the Units in the amounts set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to $945.33 per Unit (the "PURCHASE PRICE").

                  3. Terms of Offering. The Initial Purchasers have advised the Issuers that each Initial Purchaser will make offers (the "EXEMPT RESALES") of the Units purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom such Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the Units in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Units to Eligible Purchasers initially at a price equal to $975.33 per Unit. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 12 1/4% Series B Senior Notes (the "SERIES B NOTES"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Subsidiary Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and


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

usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

                  Holders (including subsequent transferees) of the Warrants and the Warrant Shares will have the rights set forth in the Warrant Agreement and in a common stock registration rights agreement (the "COMMON STOCK REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, and which will reflect the registration and other rights with respect to the Warrants set forth in the Offering Memorandum and shall otherwise be in form customary for transactions of this type and shall otherwise be reasonably acceptable in form and substance to the Initial Purchasers and their counsel and the Issuers and their counsel. Pursuant to the Common Stock Registration Rights Agreement, Holdings will agree to grant to the holders of the Warrants the right, under certain circumstances, to include in a registration statement filed by the Company (the "WARRANT REGISTRATION STATEMENT") the Warrant Shares.

                  4. Delivery and Payment.

                    (a) Delivery of, and payment of the Purchase Price for, the Units shall be made at the offices of Schulte Roth & Zabel LLP, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on August 12, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Issuers in writing. The time and date of such delivery and the payment for the Units are herein called the "CLOSING DATE."

                    (b) One or more Units in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having (i) an aggregate principal amount corresponding to the aggregate principal amount of the Notes sold (a "GLOBAL NOTE") and (ii) an aggregate amount of Warrants sold (a "Global Warrant" and, together with the Global Notes, the "GLOBAL UNITS"), shall be delivered by the Issuers to the Initial Purchasers (or as DLJ directs) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Units shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  5. Agreements of the Issuers and the Guarantors. Each of the Issuers and the Guarantors hereby agrees with the Initial Purchasers as follows:

                    (a) To advise the Initial Purchasers promptly and, if requested by any Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to
Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not


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

misleading. The Issuers and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, the Issuers and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                    (b) To furnish the Initial Purchasers and those persons identified by any Initial Purchaser to the Issuers as many copies of the Offering Memorandum, and any amendments or supplements thereto, as such Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to each Initial Purchaser's compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Issuers consent to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                    (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Units are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                    (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                    (e) Prior to the sale of all Units pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Units for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that none of the Issuers or any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                    (f) So long as the Securities are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company, MAS and their respective subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                    (g) So long as any of the Securities remain outstanding and during any period in which the Issuers and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of the Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                    (h) So long as the Securities are outstanding, to furnish to the Initial Purchasers as soon as available copies of any annual reports, quarterly reports and current reports filed by the Issuers with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other reports, documents, information or other communications as shall be furnished by the Issuers or any of the Guarantors to the holders of such Securities as may be required by the Indenture or the Warrant Agreement, as the case may be, or furnished to the Trustee pursuant to the Indenture or filed with the Commission or any national securities exchange on which any class of securities of the Issuers or any of the Guarantors is listed and such other publicly available information concerning the Issuers, MAS and/or their respective subsidiaries as the Initial Purchasers may reasonably request.

                    (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers and the Guarantors under this Agreement, including: (1) the fees, disbursements and expenses of counsel to the Issuers and the

Guarantors and independent public accountants of the Issuers and the Guarantors in connection with the sale and delivery of the Units to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses (other than fees and disbursements of counsel to the Initial Purchasers, unless otherwise stated herein) in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and each Initial Purchaser's respective designees in the quantities specified by the Initial Purchasers, (2) all costs and expenses related to the transfer and delivery of the Units to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (3) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Units, (4) all expenses in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (5) the cost of printing certificates representing the Units,
(6) all expenses and listing fees in connection with the application for quotation of the Units in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (7) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (8) the fees and expenses of the Warrant Agent and the Warrant Agent's counsel in connection with the Warrant Agreement, (9) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (10) any fees charged by rating agencies for the rating of the Notes, (11) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, (12) all costs and expenses of the Warrant Registration Statement, as set forth in the Warrant Agreement, (13) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder for which provision is not otherwise made in this Section and (14) all costs and expenses in connection with the "road show" related to the offering of the Units (including all costs and expenses of the Initial Purchasers up to a maximum of $50,000.00 in connection therewith).

                    (j) To use its best efforts to effect the inclusion of the Securities in PORTAL and to maintain the listing of the Securities on PORTAL for so long as the Securities are outstanding.

                    (k) To obtain the approval of DTC for "book-entry" transfer of the Securities, and to comply with all of its agreements set forth in the representation letters of the Issuers and the Guarantors to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                    (l) For a period of 90 days from the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuers or any subsidiary or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuers or any subsidiary substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers provided, however, that borrowings under a credit facility shall not be restricted by this clause
(l).

                    (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Units under the Act.

                    (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Securities.

                    (o) Except as stated in the Preliminary Offering Memorandum and the Offering Memorandum, not to take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

                    (p) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                    (q) To cause the Warrant Registration Statement, if required under the Warrant Agreement, to be made on the appropriate form and to comply with all applicable federal and state securities laws in connection therewith.

                    (r) To comply with all of its agreements set forth in the Registration Rights Agreement.

                    (s) To comply with all of its agreements set forth in the Warrant Agreement and the Common Stock Registration Rights Agreement.

                    (t) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

                  6. Representations, Warranties and Agreements of the Issuers and the Guarantors. As of the date hereof, each of the Issuers and the Guarantors represents and warrants to, and agrees with, each of the Initial Purchasers that:

                    (a) The Offering Memorandum does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                    (b) Each of the Issuers, MAS and their respective subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Issuers, MAS and their respective subsidiaries, taken as a whole, or materially adversely effect the validity or enforceability of, or the rights of the Initial Purchasers under, this Agreement or the other Operative Documents (a "MATERIAL ADVERSE EFFECT").

                    (c) All outstanding shares of capital stock of the Issuers and MAS have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                    (d) The entities listed on Part II of Schedule A hereto are the only Domestic Subsidiaries (as such term is defined in the Offering Memorandum), direct or indirect, of the Company and MAS. The entities listed on
Part III of Schedule A hereto are the only Foreign Subsidiaries (as such term is defined in the Offering Memorandum), direct or indirect, of the Company and MAS. Except as disclosed in the Offering Memorandum, all of the outstanding shares of capital stock of each of the Company's and MAS' subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company or MAS, as the case may be, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

                    (e) This Agreement has been duly authorized, executed and delivered by the Issuers and each of the Guarantors.

                    (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) provisions of the Indenture requiring any waiver of stay or extension laws may be unenforceable under principles of public policy. On the Closing Date, the Indenture will conform, in all material respects, to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                    (g) Each of the Issuers has duly and validly authorized the issuance of the Notes and the Warrants as a Unit. On the Closing Date, the Units will conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum.

                    (h) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and the Registration Rights Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) provisions of the Indenture requiring any waiver of stay or extension laws may be unenforceable under principles of public policy. On the Closing Date, the Series A Notes will conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum.

                    (i) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and the Registration Rights Agreement and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and
(iii) provisions of the Indenture requiring any waiver of stay or extension laws may be unenforceable under principles of public policy.

                    (j) On the Closing Date, the Warrants will have been duly authorized by Holdings and, on the Closing Date, will have been validly delivered by Holdings. When the Warrants are issued, the Warrants will be valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrants will conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum.

                    (k) On the Closing Date, the Warrant Shares will have been duly and validly authorized for issuance by Holdings, and when issued pursuant to the terms of the Warrants and the Warrant Agreement will be fully paid and non-assessable and will not be subject to any preemptive or similar rights. On the Closing Date, the Warrant Shares will conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum.

                    (l) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and the Registration Rights Agreement and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) provisions of the Indenture requiring any waiver of stay or extension laws may be unenforceable under principles of public policy. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum.

                    (m) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and the Registration Rights Agreement and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) provisions of the Indenture requiring any waiver of stay or extension laws may be unenforceable under principles of public policy. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform, in all material respects, as to legal matters to the description thereof in the Offering Memorandum.

                    (n) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnification, contribution and liquidated damages under the Registration Rights Agreement may be limited by public policy. On the Closing Date, the Registration Rights Agreement will conform, in all material respects, as to legal matters to the description thereof in the Offering Memorandum.

                    (o) On the Closing Date, the Warrant Agreement will have been duly and validly authorized by Holdings and, when duly executed and delivered by Holdings, will be a valid and binding agreement of Holdings, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnification, contribution and liquidated damages thereunder may be limited by public policy. On the Closing Date, the Warrant Agreement will conform, in all material respects, as to legal matters to the description thereof in the Offering Memorandum.

                    (p) On the Closing Date, the Common Stock Registration Rights Agreement will have been duly and validly authorized by Holdings and, when duly executed and delivered by Holdings, will be a valid and binding agreement of Holdings, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) to the extent that rights to indemnification, contribution and liquidated damages thereunder may be limited by public policy. On the Closing Date, the Common Stock Registration Rights Agreement will conform, in all material respects, as to legal matters to the description thereof in the Offering Memorandum.

                    (q) (i) The Stock Purchase Agreement has been duly authorized, executed and delivered by the Sellers and MAS Holding and constitutes a valid and binding agreement of each Seller and MAS Holding, enforceable against the Sellers and MAS Holding in accordance with its terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability; (ii) neither the Company, MAS Holding nor any of their respective subsidiaries has received any notice or is aware of any circumstances that would cause either or both of the Sellers to terminate or give either or both of the Sellers the right to terminate the Stock Purchase Agreement; (iii) neither the Company, MAS Holding nor any of their respective subsidiaries is aware of any fact or circumstance that would cause them not to proceed with the completion of the transactions contemplated by and contained in the Stock Purchase Agreement; (iv) the representations and warranties of MAS Holding and the Sellers contained in the Stock Purchase Agreement are true and correct in all material respects (except for any such representations and warranty which relates solely to an earlier date, as to which such representation and warranty was true and correct in all material respects as of such earlier date);

and (v) there have been no material amendments, alterations, modifications, or waivers of any provisions of the Stock Purchase Agreement.

                    (r) The Credit Documents have been duly authorized by the Company and each of its subsidiaries, as the case may be, and on the Closing Date, will have been duly executed and delivered by the Company and each such subsidiary, as the case may be. All of the conditions for funding under the Credit Agreement have been satisfied or are capable of being satisfied or waived on or before the Closing Date and the Company has no reason to believe that funds will not be advanced under the Credit Agreement on the Closing Date in amounts contemplated by the Offering Memorandum. When the Credit Documents have been duly executed and delivered, the Credit Documents will be a valid and binding agreement of the Company and each of its subsidiaries party thereto, as the case may be, enforceable against the Company and each such subsidiary, as the case may be, in accordance with the terms thereof except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Credit Documents will conform, in all material respects, as to legal matters to the description thereof in the Offering Memorandum.

                    (s) None of the Issuers, MAS nor any of their respective subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuers, MAS and their respective subsidiaries, taken as a whole, to which the Issuers, MAS or any of their respective subsidiaries is a party or by which the Issuers, MAS or any of their respective subsidiaries or their respective property is bound.

                    (t) The execution, delivery and performance of this Agreement and the other Operative Documents by the Issuers, MAS and each of their respective Subsidiaries, as applicable, the compliance by the Issuers, MAS and their respective Subsidiaries with all provisions hereof and thereof, as applicable, and the consummation of the transactions contemplated hereby and thereby, as applicable, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under any federal or state securities law in connection with the performance by the Company of its obligations under the Registration Rights Agreement or the performance by Holdings of its obligations under the Common Stock Registration Rights Agreement), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Issuers, MAS or any of their respective subsidiaries, as applicable, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Issuers, MAS or any of their respective subsidiaries, as applicable, is a party or by which the Issuers, MAS or any of their respective subsidiaries or each of their respective property is bound, as applicable, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuers, MAS or any of their respective subsidiaries or each of their respective property, as applicable, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Issuers, MAS or any of their respective subsidiaries, as applicable, is a party or by which the Issuers, MAS or any of their respective subsidiaries or each of their respective property is bound, as applicable, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Issuers, MAS or any of their respective subsidiaries, as applicable, or result in any other impairment of the rights of the holder of any such Authorization, except in the case of clauses (i) through (v) for such conflicts, breaches, violations, liens, terminations, suspensions or revocations which, singly or in the aggregate, would not and could not reasonably be expected to have a Material Adverse Effect.

                    (u) There are no legal or governmental proceedings pending or threatened to which the Issuers, MAS or any of their respective subsidiaries is a party or to which any of its respective property is subject, which is reasonably likely to result, singly or in the aggregate, in a Material Adverse Effect.

                    (v) None of the Issuers, MAS nor any of their respective subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                    (w) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                    (x) Each of the Issuers, MAS and their respective subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Issuers, MAS and their respective subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Issuers, MAS or any of their respective subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                    (y) The accountants of the Issuers, Ernst & Young LLP, and the accountants of MAS, KPMG, LLP, that have reviewed and/or certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Issuers and MAS, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

                    (z) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company, MAS and their respective subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and MAS.

                    (aa) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company, MAS and their respective subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                    (bb) Each of the Issuers is not and, after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                    (cc) There are no contracts, agreements or understandings between the Issuers or any Guarantor and any person granting such person the right to require the Issuers or such Guarantor to file a registration statement under the Act with respect to any securities of the

Issuers or such Guarantor or to require the Issuers or such Guarantor to include such securities with the Securities registered pursuant to any registration statement.

                    (dd) None of the Issuers, MAS nor any of their respective subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                    (ee) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Issuers or any Guarantor that it is considering imposing) any condition (financial or otherwise) on any Issuer's or any Guarantor's retaining any rating assigned to the Issuer or any Guarantor, any securities of any Issuer or any Guarantor or (ii) has indicated to any Issuer or any Guarantor that it is considering (1) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (2) any change in the outlook for any rating of any Issuer, any Guarantor or any securities of any Issuer or any Guarantor.

                    (ff) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuers, MAS and their respective subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Issuers, MAS or any of their respective subsidiaries, and
(iii) none of the Issuers, MAS nor any of their respective subsidiaries has incurred any material liability or obligation, direct or contingent.

                    (gg) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                    (hh) When the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as any security of any Issuer or any Guarantors that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                    (ii) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by any Issuer, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Units have been issued and sold by the Issuers within the six-month period immediately prior to the date hereof.

                    (jj) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                    (kk) None of the Issuers, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Units.

                    (ll) The Units offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                    (mm) The sale of the Units pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                    (nn) The Issuers, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Units outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g).

                    (oo) The Units sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day or one-year, as the case may be, restricted period referred to in Rule 903(b)(3) of the Act and only upon certification of beneficial ownership of such Units by non-U.S. persons or U.S. persons who purchased such Units in transactions that were exempt from the registration requirements of the Act.

                    (pp) No registration under the Act of the Units is required for the sale of the Units to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

                    (qq) Each certificate signed by any officer of any Issuer or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Issuer or such Guarantor to the Initial Purchasers as to the matters covered thereby.

                    (rr) The Company, MAS and their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, MAS and their respective subsidiaries, in each case free and clear of all Liens and defects, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, MAS and their respective subsidiaries; and any real property and buildings held under lease by the Company, MAS and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, MAS and their respective subsidiaries, in each case except as described in the Offering Memorandum.

                    (ss) The Company, MAS and their respective subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them, except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company, MAS nor any of their respective subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                    (tt) The Company, MAS and each of their respective subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company, MAS nor any of their respective subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not reasonably be expected to have a Material Adverse Effect.

                    (uu) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company, MAS or any of their respective subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company, MAS or any of their respective subsidiaries or (iii) union representation question existing with respect to the employees of the Company, MAS or any of their respective subsidiaries, except in the case of clauses (i),
(ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company, MAS or any of their respective subsidiaries at any of their facilities.

                    (vv) The Company, MAS and each of their respective subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that

(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (ww) All material tax returns required to be filed by the Company, MAS and each of their respective subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company, MAS or any of their respective subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                    (xx) All indebtedness of the Company, MAS and their respective Subsidiaries that will be repaid with the proceeds of the issuance and sale of the Units was incurred, and the indebtedness represented by the Units is being incurred, for proper purposes and in good faith and each of the Company and its Subsidiaries was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Units, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Units) able to pay their respective debts as they mature.

                    (yy) Each of the Company, MAS and their respective subsidiaries has (i) undertaken such review and assessment of its respective business and operations as it deems appropriate with respect to Year 2000 Compliance, established an appropriate plan and timetable for addressing Year 2000 Compliance issues on a timely basis and (ii) as from the date of this Agreement shall implement that plan substantially in accordance with that timetable. The aggregate costs to and charges by the Company, MAS and their respective subsidiaries related to Year 2000 Compliance shall not be an amount which has a Material Adverse Effect. For purposes of this subparagraph (yy) "Year 2000 Compliance" shall mean all that computer hardware and software that are material to the business and operations of the Company, MAS and their respective subsidiaries, taken as a whole, and over which the Company has sole and direct control, will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 including functions with respect to any leap year.

                    (zz) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the issuance of the

Securities, or suspends the sale of the Units in any jurisdiction referred to in
Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to any Issuer or any of its subsidiaries which would prevent or suspend the issuance or sale of the Units in any jurisdiction referred to in Section 5(e).

                     (aaa) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among any Issuer, MAS or any of their respective subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Issuers, MAS or their respective subsidiaries on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

                     (bbb) As of the Closing Date, International Enterprises Group, Inc., a Florida corporation ("IEG"), the wholly owned domestic subsidiary of MAS, will not be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

                     (ccc) Holdings is a holding company and does not have any significant operations or assets other than its ownership of all of the capital stock of the Company.

                  Each of the Issuers and the Guarantors acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Issuers and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                  7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Issuers and the Guarantors, and agrees that:

                     (a) Each Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Units.

                     (b) Each Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

                     (c) Each Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by it or any of its representatives in connection with the offer and sale of the Units pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                     (d) Each Initial Purchaser agrees that, in connection with Exempt Resales, it will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from (A) Eligible Purchasers that it reasonably believe are QIBs, and (B) Regulation S Purchasers, in each case, that agree or are deemed to have agreed that (x) the Units purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Units, only (I) to the Issuers or any of their subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Investor that, prior to such transfer, (A) in the case of the Series A Notes, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Notes (the form of which may be obtained from the Trustee) or (B) in the case of the Warrants, furnish the Warrant Agent a signed letter containing certain representations and agreements relating to the registration of transfer of such Warrants (the form of which may be obtained from the Warrant Agent) and, with respect to the Series A Notes if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Issuers) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Units or an interest therein is transferred a notice substantially to the effect of the foregoing.

                     (e) Each Initial Purchaser and its respective affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

                     (f) The Units offered and sold by each of the Initial Purchasers pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                     (g) The sale of the Units offered and sold by each of the Initial Purchasers pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                     (h) Each Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Units in the United States or to, or for the benefit or account of, a U.S. Person

(other than a distributor), in each case, as defined in Rule 902 under the Act
(i) as part of its distribution at any time and (ii) otherwise until 40 days or one-year, as the case may be, after the later of the commencement of the offering of the Units pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Each Initial Purchaser agrees that, during such 40-day or one-year, as the case may be, restricted period and prior to the completion of the Exempt Resales, it will not cause any advertisement with respect to the Units (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Units, except such advertisements as are permitted by and include the statements required by Regulation S.

                     (i) Each Initial Purchaser agrees that, at or prior to confirmation of a sale of Units by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day or one-year, as the case may be, restricted period referred to in Rule 903(b)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons
         (i) as part of your distribution at any time or (ii) otherwise until 40 days or one-year, as the case may be, after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A, if available, or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act). Terms used above have the meanings assigned to them in Regulation S."

                     (j) Each Initial Purchaser agrees that the Units offered and sold in reliance on Regulation S will be represented upon issuance by global securities that may not be exchanged for definitive securities until the expiration of the 40-day or one-year, as the case may be, restricted period referred to in Rule 903(b)(3) of the Act and only upon certification of beneficial ownership of such Units by non-U.S. persons or U.S. persons who purchased such Units in transactions that were exempt from the registration requirements of the Act.

                  Each Initial Purchaser acknowledges that the Issuers and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuers and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

                  8. Indemnification.

                     (a) The Issuers and each Guarantor agree, jointly and severally, to indemnify and hold harmless each of the Initial Purchasers, their respective directors, officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuers or any Guarantor to any holder or prospective purchaser of Units pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers furnished in writing to the Issuers by the Initial Purchasers; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum, as then amended or supplemented (so long as the Final Offering Memorandum and any amendment or supplement thereto was provided by the Issuers to the Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum, as so amended or supplemented.

                     (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless the Issuers and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers or the Guarantors, to the same extent as the foregoing indemnity from the Issuers and the Guarantors to the Initial Purchasers but only with reference to information that such Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum and not with respect to the information provided by any other Initial Purchaser.

                     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that the joint representation of such parties could be inadvisable due to potential conflicts of interest or because there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is a party and indemnity or contribution has been, or would be entitled to be, sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                     (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Units, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, an Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

                     (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  9. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Units under this Agreement are subject to the satisfaction of each of the following conditions:

                     (a) All the representations and warranties of the Issuers and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change



                                      -27
in, any rating of any Issuer or any Guarantor or any securities of any Issuer or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of any Issuer or any Guarantor or any securities of any Issuer or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes (or the Units) than that on which the Notes (or the Units) were marketed.

                     (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement not approved in advance by the Initial Purchasers and their counsel), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuers, MAS and their respective subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Issuers or any of their subsidiaries and (iii) none of the Issuers nor any of their subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum.

                     (d) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President or Chief Executive Officer and the Chief Financial Officer, Treasurer, Secretary, Assistant Secretary or any Vice President of the Issuers and each of the Guarantors, confirming the matters set forth in Sections 6(ff), 9(a) and 9(b) and stating that each of the Issuers and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                     (e) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to each of you and counsel for the Initial Purchasers), dated the Closing Date, of Schulte Roth & Zabel LLP, counsel for the Issuers and the Guarantors, to the effect that:

                         (i) Each of the Issuers and the Guarantors ((the
"DESIGNATED GUARANTORS"), which term excludes Miami International Airport Cargo Facilities & Services Inc. ("MIAMI INTERNATIONAL") and International Enterprises Group, Inc., a Florida corporation ("IEG")), is incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties.

                         (ii)    All of the outstanding shares of capital stock
of the Issuers have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

                         (iii)   (a) All of the outstanding shares of capital
stock of each of the Designated Guarantors have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record, by the Company, free and clear of any Lien (except for the Liens described in the Offering Memorandum), and (b) to the best of such counsel's knowledge, all of the outstanding shares of capital stock of MAS have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record, by the Company, free and clear of any Lien, except as disclosed in the Offering Memorandum.

                         (iv)    Each of the Issuers has duly and validly
authorized the issuance of the Notes and the Warrants as a Unit.

                         (v)     The Series A Notes have been duly authorized by
the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally; (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (z) a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto.

                         (vi)    The Warrants have been duly authorized by
Holdings and, on the Closing Date, when countersigned by the Warrant Agent and issued and delivered in accordance with the terms of this Agreement and the Warrant Agreement, the Warrants will be valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                         (vii)   The Warrant Shares have been duly and validly
authorized for issuance by Holdings, and when issued and delivered upon payment of the exercise price pursuant to the terms of the Warrants and the Warrant Agreement will be fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                         (viii)  The Subsidiary Guarantees of the Designated
Guarantors have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Designated Guarantors, enforceable against the Designated Guarantors in accordance with their terms and, assuming due authorization thereof, and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Subsidiary Guarantee for Miami International endorsed thereon will be entitled to the benefits of the Indenture and will be a valid and binding obligation of Miami International, enforceable against it in accordance with its terms; except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally;
(y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (z) a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto.

                         (ix)    The Indenture has been duly authorized,
executed and delivered by the Company and each Designated Guarantor and, assuming due authorization thereof by Miami International, has been duly executed and delivered by Miami International, and (assuming due authorization, execution and delivery thereof by the Trustee) is a valid and binding agreement of the Company and each such Designated Guarantor, enforceable against the Company and each Designated Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally; (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (z) a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto.

                         (x)     This Agreement has been duly authorized,
executed and delivered by the Issuers and the Designated Guarantors and, assuming due authorization thereof by Miami International, has been duly executed and delivered by Miami International.

                         (xi)    The Registration Rights Agreement has been duly
authorized, executed and delivered by the Company and the Designated Guarantors, and assuming due authorization thereof by Miami International, has been duly executed and delivered by Miami International, and (assuming due authorization, execution and delivery thereof by the Initial Purchasers) is a valid and binding agreement of the Company and each Designated Guarantor, enforceable against the Company and each Designated Guarantor in accordance with its terms, except as
(x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally; (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (z) rights to indemnification, contribution and liquidated damages under the Registration Rights Agreement may be limited by public policy.

                         (xii)   The Warrant Agreement has been duly and validly
authorized, executed and delivered by Holdings, and is a valid and binding agreement of Holdings, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) rights to indemnification, contribution and liquidated damages thereunder may be limited by public policy.

                         (xiii)  The Common Stock Registration Rights Agreement
has been duly and validly authorized, executed and delivered by Holdings, and is a valid and binding agreement of Holdings, enforceable against it in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) to the extent that rights to indemnification, contribution and liquidated damages thereunder may be limited by public policy.

                         (xiv)   The Stock Purchase Agreement has been duly
authorized, executed and delivered by MAS Holding and (assuming due authorization, execution and delivery thereof by the Sellers) is a valid and binding agreement of MAS Holding, enforceable against MAS Holding in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                         (xv)    The Credit Agreement has been duly authorized,
executed and delivered by the Company and the Designated Guarantors and (assuming due authorization, execution and delivery by parties thereto other than the Company and the Designated Guarantors) is a valid and binding agreement of the Company and each such Designated Guarantor, enforceable against the Company and each such guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                         (xvi)   The Series B Senior Notes have been duly
authorized.

                         (xvii)  The statements under the captions "Related
Party Transactions," "Description of the Senior Secured Credit Facility," "Description of Units," "Description of Notes," "Description of Warrants" and "Plan of Distribution" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings, and the statements made in the Offering Memorandum under the heading "Material United States Federal Income Tax Consequences," insofar as they summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Series A Notes.

                         (xviii) The execution, delivery and performance of this
Agreement, the Stock Purchase Agreement, the Warrant Agreement, the Common Stock Registration Rights Agreement, the Registration Rights Agreement, the Securities and the Indenture by Holdings, the Issuers and each of the Designated Guarantors, as applicable, the compliance by the Issuers and each of the Designated Guarantors with all provisions hereof and thereof, as applicable, and the consummation of the transactions contemplated hereby and thereby, as applicable, will not: (a) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under any U.S. federal securities laws other than as set forth in sub-paragraph (xxii) of this Section 9(e) or Blue Sky or state securities laws); (b) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Issuers or any of the Designated Guarantors, as applicable, or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuers and the Designated Guarantors, taken as a whole, to which the Issuers or any of the Designated Guarantors, as applicable, is a party or by which the Issuers or any of the Designated Guarantors or their respective property is bound, as applicable; (c) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuers, any of their subsidiaries or their respective property, as applicable; (d) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Issuers or any of their subsidiaries is a party, as applicable, or by which the Issuers or any of their subsidiaries or their respective property is bound, as applicable; or (e) result in the termination, suspension or revocation of any Authorization (as defined below) of the Issuers or any of their subsidiaries, as applicable, or result in any other impairment of the rights of the holder of any such Authorization, except where any such termination, suspension or revocation would not, singly or in the aggregate, have a Material Adverse Effect.

                         (xix)   Each of the Issuers is not and, after giving
effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                         (xx)    To such counsel's knowledge, there are no
contracts, agreements or understandings between the Issuers or any Guarantor and any person granting such person the right to require the Issuers or such Guarantor to file a registration statement under the Act with respect to any securities of the Issuers or such Guarantor or to require the Issuers or such Guarantor to include such securities with the Units registered pursuant to any Registration Statement (other than in the Registration Rights Agreement or the Common Stock Registration Rights Agreement).

                         (xxi)   The Indenture complies as to form in all
material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

                         (xxii) No registration under the Act of the Units is
required for the sale of the Units to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming (i) that each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, such Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the representations of the Issuers and the Guarantors set forth in Sections 5(h) and
(m) and 6(gg), (hh), (ii), (jj), (kk) and (mm) of this Agreement.

                  The opinion of Schulte Roth & Zabel LLP described in Section 9(e) above shall be rendered to you at the request of the Issuers and the Designated Guarantors and shall so state therein. In addition, Schulte Roth & Zabel LLP shall state that it has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, except as stated in paragraph (xvii), no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need not express any belief) contained or contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (f) Berger, Davis & Singerman, special Florida counsel for the Company, shall have furnished to the Initial Purchasers an opinion in a form acceptable to the Initial Purchasers and their counsel, dated the Closing Date.

                     (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of O'Melveny & Myers LLP, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                     (h) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Ernst & Young LLP and KPMG, LLP, independent public accountants of the Issuers and MAS, respectively, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                     (i) The Securities shall have been approved by the NASD for trading and duly listed in PORTAL.

                     (j) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

                     (k) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

                     (l) Holdings shall have executed the Warrant Agreement and the Common Stock Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by Holdings.

                     (m) The Company and the Guarantors, as the case may be, shall have executed the Credit Documents and the Initial Purchasers shall have received a copy thereof, duly executed by the Company and such Guarantors, as the case may be and all conditions to funding under the Credit Documents which are required to be performed or complied with by the Company and the Guarantors, as the case may be, shall have been satisfied or waived by the lenders party to the Credit Documents or their agent.

                     (n) (i) All conditions to the purchase of equity securities of MAS pursuant to and contained in the Stock Purchase Agreement shall have been satisfied without waiver (unless such waiver is not materially adverse in any manner to the Initial Purchasers) and (ii) substantially simultaneously herewith, MAS Holding shall have purchased from the Sellers one-hundred percent (100%) of the outstanding capital stock of MAS.

                     (o) The Initial Purchasers shall have received an original counterpart to this Agreement, duly executed by MAS and its subsidiary.

                     (p) No court of competent jurisdiction shall have entered any order, decree or rule or taken any other action restraining, enjoining (temporarily or permanently) or otherwise prohibiting the consummation of the transaction contemplated by the Stock Purchase Agreement or the transactions contemplated by the Credit Agreement.

                     (q) None of the Issuers nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply in any material respect with any agreement herein contained and required to be performed or complied with by the Issuers or the Guarantors, as the case may be, at or prior to the Closing Date.

                     (r) The Initial Purchasers shall have received an FAA opinion from Boros & Garofalo, P.C., the Issuers' special counsel on FAA matters, in a form reasonably satisfactory to the Initial Purchasers.

                     (s) The Company shall have received an equity contribution of $10.0 million from Holdings.

                  10. Effectiveness of Agreement and Termination. (a) This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                     (b) This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchasers' opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Issuers, MAS and their respective subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchasers' opinion has a material adverse effect on the financial markets in the United States.

                     (c) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Units which it or they have agreed to purchase hereunder on such date and the aggregate number of Units which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Units to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the number of Units set forth opposite its name in Schedule B bears to the aggregate number of Units which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as the non-defaulting Initial Purchasers may specify, to purchase the Units which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate number of Units which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Units without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Units and the aggregate number of Units with respect to which such default occurs is more than one-tenth of the aggregate number of Units to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuers for purchase of such Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Issuers. In any such case which does not result in termination of this Agreement, either the non-defaulting Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

                  11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers or any Guarantor, to Worldwide Flight Services Inc., 4255 Amon Carter Blvd., MD 4237, Fort Worth, Texas 76155, Attention: Peter A. Pappas, with a required copy to Castle Harlan, Inc., 150 East 58th Street, 37th Floor, New York, New York 10155
Attention: Leonard M. Harlan and Marcel Fournier and Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022 Attention: Marc Weingarten, and (ii) if to the Initial Purchasers, to both (a) Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department and (b) Chase Securities Inc., 270 Park Avenue, 4th Floor, New York, New York 10017, Attention: Gerald Murray, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the officers or directors of any Initial Purchaser, any person controlling any Initial Purchaser, the Issuers, any Guarantor, the officers or directors of the Issuers or any Guarantor, or any person controlling the Issuers or any Guarantor, (ii) acceptance of the Units and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Units are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10(c)), the Issuers and each Guarantor, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Issuers shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantors, the Initial Purchasers, each Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Issuers and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under, or by virtue of, this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     [Remainder of page intentionally left blank; signature pages to follow]

                  Please confirm that the foregoing correctly sets forth the agreement among the Issuers, the Guarantors and the Initial Purchasers.

                                Very truly yours,

                                WORLDWIDE FLIGHT SERVICES, INC.

                                By:  /s/ Peter A. Pappas
                                   ------------------------
                                   Name:  Peter A. Pappas
                                   Title: Chief Executive Officer


                                WORLDWIDE FLIGHT FINANCE COMPANY

                                By:  /s/ Peter A. Pappas
                                   ------------------------
                                   Name:  Peter A. Pappas
                                   Title: President



                                WORLDWIDE FLIGHT SECURITY SERVICE CORPORATION

                                By:  /s/ Peter A. Pappas
                                   ------------------------
                                   Name:  Peter A. Pappas
                                   Title: President


                                MIAMI INTERNATIONAL AIRPORT CARGO
                                FACILITIES & SERVICES, INC.

                                By:  /s/ Peter A. Pappas
                                   ------------------------
                                   Name:  Peter A. Pappas
                                   Title: President



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
CHASE SECURITIES INC.

 By:  DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION


      By:  /s/ Justin Vorwerk
         --------------------------
         Name:  Justin Vorwerk
         Title: Managing Director

                                         WFS HOLDINGS, INC.


                                         By:  /s/ Marcel Fournier
                                            -----------------------------
                                         Name:  Marcel Fournier
                                         Title: President and Treasurer



AGREED TO AND ACCEPTED AS OF
THE CLOSING DATE:



MIAMI AIRCRAFT SUPPORT, INC.

By:  /s/ Peter A. Pappas
   ----------------------------
   Name:  Peter A. Pappas
   Title: President

INTERNATIONAL ENTERPRISES
GROUP, INC.

By:  /s/ Peter A. Pappas
   ----------------------------
   Name:  Peter A. Pappas
   Title: President

                                   SCHEDULE A

                                   GUARANTORS


PART I  -  Initial Guarantors

Worldwide Flight Finance Company
Worldwide Flight Security Service Corporation
Miami International Airport Cargo Facilities & Services, Inc.


PART II  -  Domestic Subsidiaries

Of the Company:

         Worldwide Flight Finance Company
         Worldwide Flight Security Service Corporation
         Miami International Airport Cargo Facilities & Services, Inc.


Of MAS:
         International Enterprises Group, Inc.


PART III  -  Foreign Subsidiaries

         Worldwide Flight Services (U.K.) Limited
         Worldwide Flight Services Fueling (Hong Kong) Limited
         Worldwide Flight Services and Logistics of Mexico, S.A. de C.V. Worldwide Flight Services France Holding, S.A.*
         Societe de Fret et de Services*
         SF Maintenance SARL**
         SF Formation SARL**
         Etudes Realisation et de Services Informatiques SARL**
         SFS Servicios Aeroportuarios, S.A.***




--------------------------

* Its directors own 6 shares and 12 shares, respectively, each representing less than 1%.
** Worldwide Flight Services France Holding, S.A. owns 490 shares and Societe de Fret et de Services owns 10 shares of each.
*** Worldwide Flight Services France Holding, S.A. owns 1746 shares and
    Worldwide Flight Services and Societe de Fret de Services each owns 2 shares.


                                   Schedule A

                                   SCHEDULE B


      Initial Purchasers                                        Number of Units
      ------------------                                        ---------------
Donaldson, Lufkin & Jenrette Securities Corporation.............     87,100
Chase Securities Inc............................................     42,900
                                                                    -------
Total...........................................................    130,000
                                                                    =======

                                   Exhibit A-1